                                                                   EXHIBIT 10.21


                               LICENSE AGREEMENT

THIS AGREEMENT is made and entered into this 30th day of June, 1997, by and between:

     ALLOS THERAPEUTICS, INC., 7000 North Broadway, Suite 310, Denver, Colorado 80221 (hereinafter referred to as the "LICENSEE"), and

     VIRGINIA COMMONWEALTH UNIVERSITY INTELLECTUAL PROPERTY FOUNDATION, Virginia Commonwealth University-Medical College of Virginia Campus, Sanger Hall, Richmond, Virginia 23298 (hereinafter referred to as the "LICENSOR").

     WHEREAS, LICENSOR is the owner of all right, title, and interest in and to intellectual property made by employees and students of Virginia Commonwealth University or made using the facilities of Virginia Commonwealth University, and will be an owner of any and all intellectual property made under the Sponsored Research Agreement between Virginia Commonwealth University and LICENSEE, and any and all of its attachments, attached hereto as Exhibit A;

     WHEREAS LICENSEE is desirous of acquiring from LICENSOR certain rights set forth below in and to the intellectual property made by employees and students of Virginia Commonwealth University under the Sponsored Research Agreement between Virginia Commonwealth University and LICENSEE;

     NOW, THEREFORE, in consideration of the promises and the covenants set forth herein, LICENSOR and LICENSEE agree as follows:

1. DEFINITIONS

     The following definitions shall apply in the interpretation of this Agreement.

1.1 "Affiliate" of any company means any corporation which, directly or indirectly, controls or is controlled by, or is under direct or indirect common control with, such company; and for the purposes of this definition "control" (including "control by" and "under common control with") as used with respect to any corporation or company, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or company, through the ownership of more than 50% of the voting shares.

1.2 "Calendar Quarter" means the three-month period ending March 31, June 30, September 30, or December 31 in any year.

1.3 "Technology" shall mean all intellectual property including copyrights, patents and patent applications, both foreign and domestic, as well as continuations, continuations-in-part, divisionals, reexaminations, reissues and extensions thereof, owned or to be owned by LICENSOR which pertain to discoveries and inventions or other developments made during and under the Sponsored Research Agreement between Virginia Commonwealth University and LICENSEE, and any improvements to intellectual property developed during and under the Sponsored Research Agreement which occur within two years after the termination of any Research Project set forth in the Sponsored Research Agreement. Technology does not include any intellectual property which is made outside the scope of the Sponsored Research Agreement.

1.4 "Licensed Technology" shall mean all Technology for which LICENSEE has executed its option to acquire a license and for which the license has not been terminated.

1.5 "Licensed Product" shall mean any product or part thereof which embodies in whole or in part the Licensed Technology.

1.6 [*]

1.7 [*]

1.8 "Effective Date" shall mean the date of the Agreement set forth above.

1.9 "Licensed Territory" shall mean world wide.

2. OPTION

2.1 LICENSOR hereby grants to LICENSEE an exclusive Option to acquire a license to any and all parts of the Technology. The Option period on any part of the Technology will be for six (6) months from the date it is disclosed to LICENSEE.

2.2 The Option will be deemed exercised by the LICENSEE when LICENSEE notifies the LICENSOR in writing that it wishes to exercise its Option on a particular portion of the Technology, and when the LICENSEE authorizes the filing of patent applications and/or copyrights on that portion of the Technology. All Technology for which LICENSEE exercises its Option, and for which rights are not earlier terminated, will be considered Licensed Technology.

2.3 The LICENSEE shall retain no rights in or options on Technology which LICENSEE does not exercise its Option.

3.   LICENSE

3.1 If LICENSEE exercises its Option under Section 2.2 of this Agreement, LICENSOR to the extent not prohibited by law or other patents, and subject to any rights of the U.S. Government under 37 C.F.R. 401, grants LICENSEE and exclusive license to make, have made, use, lease, sell, import, and export LICENSED PRODUCT in the LICENSED TERRITORY.

3.2 If LICENSEE exercises its Option under Section 2.2 of this Agreement, LICENSOR hereby grants LICENSEE the exclusive right to sublicense Licensed Technology to third parties and Affiliates subject to the terms and conditions of this Agreement. LICENSEE will attach and incorporate by reference the provisions of this Agreement pertaining to payment obligations, patent applications, warranties, reporting requirements, and confidentiality, to any sub-license agreements entered into by LICENSEE.

3.3 LICENSEE will provide LICENSOR with copies of appropriate sections of all sub-license agreements evidencing a third party or Affiliate sublicensee's commitment to be bound by the terms and conditions of this Agreement and with sections pertaining to Net Revenues within one month of their being executed by the LICENSEE with the third party or Affiliate sublicensee.

3.4 In order to establish a period of exclusivity for LICENSEE once LICENSEE exercises its Option under Section 2.2 of this Agreement, LICENSOR hereby agrees that it shall not grant any other license to make, have made, use, lease, sell, export or import, or sub-license Licensed Product during the period of time commencing with the Effective Date of this Agreement and terminating with the last to occur of:

     a.   the expiration of the last to expire patent on the Licensed
          Technology; or

     b.   January 1, 2017.

3.5 Nothing in this Agreement shall be construed to confer rights upon LICENSEE by implication, estoppel, or otherwise to any technology or intellectual property other than the Licensed Technology.

3.6 This License shall be subject to a royalty-free right of LICENSOR and the inventors or authors of any Licensed Technology to make, have made, or use the Licensed Technology and Licensed Products for educational, research and scientific study and not for commercial purposes.

4.   DILIGENCE AND PATENT PROSECUTION

4.1 LICENSEE shall use reasonable efforts to bring one or more Licensed Products to market through vigorous and diligent efforts and to continue active, commercially reasonable marketing efforts for one or more Licensed Products.

4.2 LICENSEE, at its sole expense, shall apply for, seek issuance or registration of, and maintain patents and copyrights during the term of this Agreement on the Licensed Technology for subject matter protectable by patent or copyright using counsel which is mutually acceptable to both LICENSEE and LICENSOR. The management of the various tasks and procedures involved shall be the primary responsibility of LICENSEE. LICENSOR, at the sole expense of LICENSEE, shall assist LICENSEE in all such tasks and procedures.

4.3 All patents, patent applications, and copyrights on the Licensed Technology shall be assigned to LICENSOR, and LICENSOR's interest therein shall be recorded in the U.S. Patent and Trademark Office, U.S. Copyright Office, and corresponding foreign patent and copyright offices at the sole expense of LICENSEE.

4.4 LICENSEE shall provide LICENSOR with copies of all papers received from and to be filed in the U.S. Patent and Trademark Office, U.S. Copyright Office, and corresponding foreign patent and copyright offices.

4.5 LICENSEE shall be entitled, in its discretion, to abandon any application or granted patent or copyright if it considers that the ongoing costs of the same are not justified, provided that LICENSEE notifies LICENSOR prior to such abandonment and allows LICENSOR reasonable opportunity to avoid such abandonment. In no event shall such reasonable opportunity be less than one (1) month prior to abandonment. If LICENSEE chooses to abandon an application or granted patent or copyright under this provision and LICENSOR, at its sole expense, continues pursuing the application, granted patent or copyright, LICENSEE shall retain no right to exclusively use or exclusively exploit the technology claimed in a granted patent or copyright on the technology which LICENSOR later obtains in the country, territory or jurisdiction which granted the patent or copyright.

5.   PAYMENT PROVISIONS AND REPORTING OBLIGATIONS

5.1 LICENSEE shall satisfy all requirements of the Sponsored Research Agreement attached hereto as Exhibit A.

5.2 LICENSEE shall pay all fees and costs relating to filing, prosecution, and maintenance of patents and copyrights on the Licensed Technology.

5.3 LICENSEE, in its discretion and using counsel mutually acceptable to LICENSEE and LICENSOR, can assert patent or copyright rights under the Licensed Technology against third parties. Any recovery from lawsuits asserting such patent and copyright rights shall be first used to satisfy the legal expenses and costs of such lawsuits, and then be split equally between LICENSEE and LICENSOR.

5.4 LICENSEE shall pay all fees and costs, including reasonable attorney's fees of the LICENSOR, in connection with any lawsuit involving defense of the validity of patents and copyrights on the Licensed Technology, and infringement of patents and copyrights on the Licensed Technology by a third party. LICENSOR agrees to cooperate with LICENSEE in all such lawsuits; however, in no event will LICENSOR be required to bring or defend such lawsuits for the benefit of LICENSEE, and in no event will the failure of LICENSOR to bring or defend such lawsuits relieve LICENSEE of royalty obligations set forth below in this Agreement.

5.5 LICENSEE shall pay LICENSOR royalties of [*]

5.6 LICENSEE, within sixty (60) days after each calendar quarter of each year, shall deliver to LICENSOR true and accurate reports, pertaining to [*]

5.7) [*]

5.8) [*]

5.9) [*]

     d) [*]

6. TERMINATION

6.1 The provisions of this Agreement, having come into force on the Effective Date, shall, unless terminated earlier for any reason, continue in force in accordance with their respective terms (if any) and otherwise without limit of time.

6.2 LICENSEE may terminate this Agreement at any time by giving LICENSOR ninety
(90) days written notice. In the event of termination of this Agreement by LICENSEE, LICENSEE shall have no further rights under this Agreement; however, LICENSEE will have remain obligated for any royalties due or other expenses incurred up until the date of termination.

6.3 LICENSOR may terminate this Agreement if LICENSEE

     a. [*]

     b. [*]

     c. [*]

6.4 Either party may forthwith terminate this Agreement by written notice to the other

     a. if the other commits any breach of its obligations under this Agreement, other than in the cases specified in Section 6.3 of this Agreement, and, if the breach is capable of remedy, has failed to remedy the same within a period of ninety (90) days after receipt of written notice specifying the nature of the breach and requiring it to be remedied; or

     b. if the other party makes any arrangement or composition with its creditors, or goes into liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assume the obligations imposed on that party under this Agreement); or

     c. if an encumbrance takes possession, or a receiver is appointed, of any of the property or assets of the other party; or

     d. anything analogous to any of the foregoing under the law of any jurisdiction occurs in relation to that other party; or

     e. if the other party ceases, or threatens to cease, to carry on business.

6.5 No relaxation, forbearance, delay or indulgence by either party in enforcing any of the terms of this Agreement or the granting of time by either party to the other shall prejudice, affect or restrict the rights and powers of the former hereunder nor shall any waiver by either party of a breach of this Agreement be considered as a waiver of any subsequent breach of the same or any other provision hereof.

6.6 The rights to terminate this Agreement given by this clause shall not prejudice any other right or remedy of either party in respect of the breach concerned (if any) or any other breach.

7. MISCELLANEOUS

7.1 Nothing in this Agreement shall create, or be deemed to create, a partnership, or the relationship of principal and agent, between the parties.

7.2 LICENSEE shall be entitled to assign this Agreement to any of its Affiliates taking over substantially all the business of LICENSEE relating to this Agreement or, with the consent of LICENSOR, which shall not be unreasonably be withheld, to any other company taking over substantially all the business of LICENSEE relating to this Agreement and all or a major part of the voting shares in which are, or are to be floated on, a recognized exchange or otherwise publicly owned.

7.3 Subject to Section 7.2 of this Agreement, the clauses are personal to the parties and neither party may assign, mortgage, charge or license any of its rights hereunder, nor may either party sub-contract or otherwise delegate any of its obligations hereunder, except with the prior written consent of the other party.

7.4 LICENSEE shall (i) to the extent reasonably practical, place in a conspicuous location on all patented products made pursuant to this Agreement a patent notice in accordance with 35 U.S.C. Section 282 consisting of the word "Patent" or "Patents" and the number or numbers of the United States patent or patents licensed hereunder, and (ii) comply in all respects with the laws of the country of manufacture, and/or sale of the Technology with respect to marking such products so as to ensure LICENSOR of full protection and rights under such laws. LICENSEE shall include the provisions of this clause in all sub-licenses with third parties and Affiliates.

7.5 LICENSEE shall at all times during the term of this Agreement and thereafter indemnify, defend and hold LICENSOR, its trustees, directors, officers, employees and affiliates harmless against all claims, proceedings, demands and liabilities, including legal expenses and reasonable attorney's fees, arising out of the death of or injury to any person or persons or out of any damages to property resulting from the research, development, production, manufacture, sale, modification, use, import or advertisement of LICENSED PRODUCT or arising from any obligation of LICENSEE hereunder.

7.6 LICENSEE shall at all times during the term of this Agreement and thereafter indemnify, defend, and hold LICENSOR, its trustees, directors, officers, employees, and affiliates, harmless against all claims, proceedings, demands and liabilities of any kind whatsoever, including legal expenses and reasonable attorney's fees, arising out of patent infringement action by a third party.

7.7 LICENSEE shall obtain and carry in full force and effect commercial, general liability insurance which shall protect LICENSEE and LICENSOR with respect to events set forth above. Such insurance shall be written by a reputable company authorized to due business in the

Commonwealth of Virginia, shall list LICENSOR as an additional named insured thereunder, shall be endorsed to include product liability coverage and shall require reasonable written notice to be given to LICENSOR prior to any cancellation or material change thereof. [*]

7.8 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, LICENSOR, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF THE CLAIMS OF ANY PATENTS ON THE TECHNOLOGY ISSUED OR PENDING, OR FREEDOM OF A PRODUCT THAT EMBODIES THE TECHNOLOGY FROM INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF OTHERS, THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. IN NO EVENT SHALL LICENSOR, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, WHETHER LICENSOR SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

7.9 For the purposes of this Agreement "Force Majeure" means any circumstances beyond the reasonable control of either party including, without limitation, any strike, lock-out, or other form of industrial action. If either party is affected by Force Majeure, it shall forthwith notify the other party of the nature and extent thereof. Neither party shall be deemed to be in breach of this Agreement, or otherwise be liable to the other, by reason of any delay in performance, or the nonperformance, of any of its obligations under this Agreement, to the extent that such delay or nonperformance is due to any Force Majeure of which it has notified the other party, and the time for performance of that obligation shall be extended accordingly. If the Force Majeure in question prevails for a continuous period in excess of six (6) months, the parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable.

7.10 LICENSEE shall not use the names or trademarks of LICENSOR, nor any adaptation thereof, nor the names of any of its employees, in any advertising, promotional or sales literature without prior written consent obtained from LICENSOR, or said employee, in each case, except that the LICENSEE may state that it is a licensee of LICENSOR with respect to the Technology.

7.11 All Notices shall be made in writing to the individuals noted below at the addresses noted above, and shall be sent by certified mail, returned receipt requested. If the individual to whom notices are to be given, or address where notices are to be sent changes for any party, that party shall promptly notify the other party accordingly.

7.12 LICENSEE recognizes the proprietary rights of LICENSOR in and to the confidential nature of information provided to LICENSEE under the Sponsored Research Agreement attached hereto as Exhibit A, and agrees to take every necessary precaution to safe-guard and treat the information as confidential and to take appropriate action by instruction, agreement or notice with LICENSEE's directors, officers, agents and employees to protect the confidential and proprietary nature of the Information. LICENSEE agrees that it will not make use of, either directly or indirectly, any of the information which it receives from LICENSOR, other than for the purpose for which the information is disclosed except with the specific prior written authorization of LICENSOR. LICENSEE agrees not to disclose, publish or otherwise reveal any of the information to any other party, except with the specific prior written authorization of LICENSOR. However, nothing contained in this provision of the Agreement shall be construed, by implication or otherwise, to apply to information which:

     a) is or becomes part of the public domain through no fault of LICENSEE:

     b) was in the possession of LICENSEE, as evidenced by written records, prior to the time of disclosure by LICENSOR;

     c) lawfully becomes known or available to the LICENSEE from third parties who are not under a similar agreement directly and indirectly with LICENSOR regarding disclosure; or

     d) LICENSEE is required by law to disclose.

7.13 This Agreement contains the entire and only agreement and understanding between the parties and supersedes all preexisting agreements between them respecting its subject matter. Any representation, promises, or condition in connection with such subject matter which is not incorporated in this Agreement shall not be binding on either party. No modification, renewal, extension, waiver, and no termination of this Agreement or any of its provisions shall be binding upon the party against whom enforcement of such modification, renewal, extension, waiver or termination is sough, unless made in writing and signed on behalf of such party by one of its duly authorized officers. As used herein, the word "termination" includes any and all means of bringing an end prior to its expiration by its own terms this Agreement, or any provisions thereof, whether by release, discharge, abandonment or otherwise.

7.14 This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Virginia, U.S.A, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted. Any legal action or proceeding relating to this Agreement or any document or instrument related hereto shall be brought only in the courts of the Commonwealth of Virginia in Richmond, Virginia, and by its execution and delivery of this Agreement, LICENSEE hereby accepts for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

7.15 This Agreement may be executed in one or more counterparts and any party hereto may execute any such counterparts each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same document. It shall not be necessary in making proof of this document or any counterpart hereof to produce or account for any of the other counterparts.

7.16 The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity and unenforceability shall not in any way affect the validity or unenforceability of the remaining provisions hereof. In the event the validity or unenforceability of any provision of this Agreement is brought into question because of the decision of a court of competent jurisdiction, LICENSOR, by written notice to LICENSEE may revise the provision in question or may delete it entirely so as to comply with the decision of said court.

7.17 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar failure to perform any such term or condition by the other party.

7.18 It is understood that LICENSOR is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the United States Department of Commerce Export Administration Act of 1979). The transfer of such items may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. LICENSOR neither represents that license shall not be required not that, if required, it shall be issued.

7.19 All reports and documents to be forwarded to LICENSOR shall be in the English Language.

7.20 All payments required under this Agreement shall be made in U.S. Dollars.
[*]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate as first above written.

ALLOS THERAPEUTICS INC.                  VIRGINIA COMMONWEALTH
                                         UNIVERSITY INTELLECTUAL
                                         PROPERTY FOUNDATION



By: /s/ STEPHEN HOFFMAN
   -----------------------------         -----------------------------
Name: Stephen Hoffman                    James Farinholt
Title: President                         Acting Director of Technology Transfer
Date:  6/30/97                           Date:
     ---------------------------              ------------------------

               VIRGINIA COMMONWEALTH UNIVERSITY                SPA#__________________________
              SPONSORED PROGRAMS INTERNAL APPROVAL             Copy Received ___ yes ___ no
(INSTRUCTIONS PROVIDED ON REVERSE SIDE; PLEASE PRINT OR TYPE)  Award Received ___ yes ___ no
                                                               SPA Reviewer _________________
                                                                   (for SPA purposes only)

I.       PRINCIPAL INVESTIGATOR

Principal Investigator(s)    Abraham           Donald           J.
                         ------------------------------------------------
                           Last Name         First name        M.I.     (Please provide complete name)

Office Phone Extension:   8-8483     Office Fax#:   8-7625     Box#: 980540      Department    Med Chem
                       -------------              -----------       --------                ---------------------------------
Contact Individual for Proposal Pickup & Phone:  Michelle            Fiscal Administrator:                     Dpt#
                                                -------------------                         -----------------        --------

II.      SPONSOR AND PROPOSAL INFORMATION

Name of Sponsor (Agency):    Allos Therapeutics, Inc.
                          ---------------------------------------------------------------------------------------------------
Proposal Identification Number:
                                 --------------------------------------------------------------------------------------------
Title:  [ * ]
       ----------------------------------------------------------------------------------------------------------------------
Type of Proposal:  Research(R) X  Clinical Trial(R)                 Training/Fellowship(T)       Other(O)
                              ---                   ---                                    ---           ---
Status of Proposal:     New(N) X  Non-competing Continuation(C)    Competing Continuation(R)    Supplement(S)    Revision
                              ---                              ---                          ---              ---          ---
                          Other:
                                ---------------------------------------------------------------------------------------------

*****************************************************************************************************************************

                                                                                                                  YES    NO
Will the project include use of human subjects?      CCHR Approval#  9410-4D     Date:  Feb. 97    Pending?       [X]    [ ]
                                                                    ----------         ---------            ---
Will the project include use of vertebrate animals? IACUC Approval#              Date:             Pending?       [ ]    [X]
                                                                    ----------         ---------            ---
Does the project involve research on infectious substances? (i.e. HIV, etc.)   Blood, Hb                          [X]    [ ]
                                                                             ----------------------------------
Does the research involve recombinant DNA/hazardous substances (subject to appropriate regulations)?              [ ]    [X]
Does the project involve rented off-campus facilities?  Location:  VBRP                                           [X]    [ ]
                                                                   --------------------------------------------
         If YES is rent included in budget?  yes     no  X
                                                 ---    ---
Does the proposal involve one or more other institutions or organizations?                                        [ ]    [X]
         If YES list participants:
                                   ----------------------------------------------------------------------------
Will program income be generated?   Estimated Amount $         Alternative:                                       [ ]    [X]
                                                      --------              ---------
Does any investigator have a significant financial interest in this project?                                      [ ]    [X]

20% What percent of your total effort will be devoted to the project?
---
20% What portion of your salary will be requested by the grant/contract?
---

*****************************************************************************************************************************

III.     BUDGET

Fill in Dates Below               Direct Costs            Indirect Costs*         Total Costs           Indirect Costs***
-------------------               ------------            ---------------         -----------
THIS BUDGET PERIOD:                                                                                           [ * ]
From:    To:                                                                                         -----------------------
7/1/97   6/30/98                     [ * ]                     [ * ]                 [ * ]
---------------------------   --------------------    --------------------    --------------------   Base:     MTDC       TDC
TOTAL PROJECT PERIOD:**                                                                                    ----     ------
From:    To:                                                                                         Type:    CR    FUC   TFC
7/1/97   6/30/98                     [ * ]                     [ * ]                 [ * ]                 ---  ---    ----
---------------------------   --------------------    --------------------    --------------------

*        IF NO INDIRECT COSTS ARE ALLOWED OR IF IDC ARE LIMITED BY SPONSORING AGENCY, ATTACH DOCUMENTATION
**       NOT APPLICABLE FOR NON-COMPETITIVE RENEWALS
***      IF A VOLUNTARY REDUCTION OF INDIRECT COSTS IS DESIRED, ATTACH THE REQUEST AND JUSTIFICATION AND OBTAIN THESE ENDORSEMENTS:
         CHAIRPERSON'S APPROVAL:           DEAN'S APPROVAL:          (INITIALS)
                                 ---------                 ----------

IV.      CERTIFYING SIGNATURES

We, the undersigned, do certify to the best of our knowledge and believe that 1) the designated facility will be released for the effort indicated; 2) personnel costs are correctly estimated; 3) adequate and suitable space is/will be provided for completion of the above noted project; 4) we comply with the Debarment Statement and the Conflict of Interests Statement as defined on the reverse side of this document; and 5) this project is consistent with the educational and research objectives of the University.

Principal Investigator(s)/Project Director(s)  /s/ DONALD J. ABRAHAM                                             Date: April 30, 97
                                              -------------------------------------------------------------------      ------------
Department Chairperson(s)  /s/ DONALD J. ABRAHAM                                                                 Date: April 30, 97
                          ---------------------------------------------------------------------------------------      ------------
School Dean(s) or Designee(s)                                                                                    Date:
                              -----------------------------------------------------------------------------------      ------------
Authorized University Official                                                                                   Date:
                               ----------------------------------------------------------------------------------      ------------

     NOTE: THIS FORM IS FOR INTERNAL USE ONLY: DO NOT FORWARD WITH PROPOSAL

    Sponsored Programs Administration o P.O. Box 980588 o Richmond, VA 23298
                        VCU OSDA (828-6722) Fax 828-2521

              Principal Investigator/Program Director (Last, first, middle):
                               Abraham, Donald J.

---------------------------------------------------------------------------------------------
                                                        FROM           THROUGH
DETAILED BUDGET FOR INITIAL BUDGET PERIOD
          DIRECT COSTS ONLY                             07/01/97       06/30/98
---------------------------------------------------------------------------------------------
PERSONNEL (Applicant organization only)                 DOLLAR AMOUNT REQUESTED (omit cents)
---------------------------------------          %      -------------------------------------
                                        TYPE   EFFORT   INST.
                    ROLE ON             APPT.    ON     BASE     SALARY     FRINGE
NAME                PROJECT           (months)  PROJ.  SALARY   REQUESTED  BENEFITS   TOTALS
----                -------           -------- ------  -------  ---------  --------  --------
D. Abraham          Principal               12     20   [ * ]     [ * ]      [ * ]    [ * ]
                    Investigator
R. Danso Danquah    Post-doc                12     50   [ * ]     [ * ]      [ * ]    [ * ]
Mark Eaton          Research                12     50   [ * ]     [ * ]      [ * ]    [ * ]
                    Technician II
Martin Safo         Post-doc                12     50   [ * ]     [ * ]      [ * ]    [ * ]
T. Boyiri           Post-doc                12    100   [ * ]     [ * ]      [ * ]    [ * ]
C. Wang             Protein                 12    100   [ * ]     [ * ]      [ * ]    [ * ]
                    Chemist
Peter Galatin       Graduate                12    100   [ * ]     [ * ]      [ * ]    [ * ]
                    Student               ----   ----  -------   --------   -------  --------


                    SUBTOTALS-------------------------------->    [ * ]      [ * ]    [ * ]
                                                                 ========   =======  ========
---------------------------------------------------------------------------------------------
CONSULTANT COSTS
                                                                                 0.
                       None                                                      0.        0.
---------------------------------------------------------------------------------------------
EQUIPMENT (Itemize)


                                                                                           0.
---------------------------------------------------------------------------------------------
SUPPLIES (Itemize by category)
Chemicals, solvents, analysis, buffer, Reage   20,000.



                                                                                      20,000.
---------------------------------------------------------------------------------------------
TRAVEL

                                                                                 0.        0.
---------------------------------------------------------------------------------------------
PATIENT CARE COSTS                 INPATIENT      None                           0.        0.
                                   OUTPATIENT     None                           0.        0.
---------------------------------------------------------------------------------------------
ALTERATIONS AND RENOVATIONS (Itemize by category)
                                                  None                           0.        0.
---------------------------------------------------------------------------------------------
OTHER EXPENSES (Itemize by category)
Instrument repairs                                                             [ * ]
                                                                                 0.
                                                                                 0.
                                                                                 0.     [ * ]
---------------------------------------------------------------------------------------------
SUBTOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD                                $        [ * ]
186,516.
---------------------------------------------------------------------------------------------
CONSORTIUM/CONTRACTUAL COSTS  DIRECT COSTS                                                 0.
                              ---------------------------------------------------------------
                              INDIRECT COSTS                                               0.
                              ---------------------------------------------------------------
TOTAL DIRECT COSTS FOR INITIAL BUDGET PERIOD (Item 7a. Face Page) -----------> $        [ * ]
---------------------------------------------------------------------------------------------

PHS 398 (Rev. 5/95)          (Form Page 4) Page  4

Number pages consecutively at the bottom throughout the application. Do not use suffixes such as 3a, 3b,.